Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GT Advanced Technologies Inc. (the “Company”) on Form 10-Q for the three months ended March 29, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

1.                                      the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

2.                                      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 8, 2014

/s/ THOMAS GUTIERREZ

Thomas Gutierrez
President and Chief Executive Officer
(Principal Executive Officer)

Date: May 8, 2014

/s/ KANWARDEV RAJA SINGH BAL

Kanwardev Raja Singh Bal
Vice President and Chief Financial Officer
(Principal Financial Officer)